Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data

September 30, 2009

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and the Current Report on Form 8-K dated July 2, 2009 filed to show the effects of the retrospective application of certain accounting pronouncements that became effective January 1, 2009.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company.  Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary – Occupancy at End of Each Period Shown	5
Portfolio Occupancy at the End of Each Period	6
Major Tenants	7
Lease Expirations as of September 30, 2009	8
Leasing Activity	9

Financial Data:

Consolidated Balance Sheets	10
Consolidated Statements of Operations	11
FFO and FAD Analysis	12
Unconsolidated Joint Venture Information	13
Debt Outstanding Summary	16
Future Scheduled Principal Payments	17
Senior Unsecured Notes Financial Covenants	17

Investor Information	18

Geographic Diversification

As of September 30, 2009
State	# of Centers	GLA	% of GLA
South Carolina	4	1,549,800	17%
Georgia	3	850,130	9%
New York	1	729,315	8%
Pennsylvania	2	625,677	7%
Texas	2	619,806	7%
Delaware	1	568,868	6%
Alabama	1	557,235	6%
Michigan	2	436,751	5%
Tennessee	1	419,038	4%
Missouri	1	302,992	3%
Utah	1	298,379	3%
Connecticut	1	291,051	3%
Louisiana	1	282,403	3%
Iowa	1	277,230	3%
Oregon	1	270,280	3%
Illinois	1	256,469	3%
New Hampshire	1	245,563	3%
Florida	1	198,950	2%
North Carolina	2	186,413	2%
California	1	171,300	2%
Maine	2	84,313	1%
Total (1)	31	9,221,963	100%

(1)
Excludes one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.  Also, excludes one 655,598 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Property Summary – Occupancy at End of Each Period Shown

Wholly-owned properties
Location	Total GLA 9/30/09	% Occupied 9/30/09	% Occupied 6/30/09	% Occupied 3/31/09	% Occupied 12/31/08	% Occupied 9/30/008
Riverhead, NY	729,315	99%	98%	97%	98%	99%
Rehoboth, DE	568,868	99%	99%	97%	100%	100%
Foley, AL	557,235	91%	91%	91%	93%	94%
San Marcos, TX	442,006	100%	99%	97%	99%	99%
Myrtle Beach Hwy 501, SC	426,417	90%	88%	86%	92%	92%
Sevierville, TN	419,038	100%	100%	98%	100%	100%
Myrtle Beach Hwy 17, SC (2)	402,442	100%	99%	97%	100%	100%
Washington, PA	370,525	88%	86%	82%	85%	86%
Commerce II, GA	370,512	96%	95%	93%	96%	98%
Hilton Head, SC	368,626	90%	85%	85%	88%	88%
Charleston, SC	352,315	96%	95%	91%	97%	95%
Howell, MI	324,631	95%	94%	94%	98%	97%
Branson, MO	302,992	100%	100%	98%	100%	100%
Park City, UT	298,379	100%	99%	99%	100%	98%
Locust Grove, GA	293,868	100%	97%	95%	99%	100%
Westbrook, CT	291,051	97%	91%	94%	99%	99%
Gonzales, LA	282,403	99%	100%	99%	100%	100%
Williamsburg, IA	277,230	94%	96%	91%	99%	100%
Lincoln City, OR	270,280	100%	99%	94%	98%	100%
Tuscola, IL	256,469	81%	79%	78%	83%	80%
Lancaster, PA	255,152	99%	97%	97%	100%	100%
Tilton, NH	245,563	99%	97%	96%	100%	100%
Fort Myers, FL	198,950	89%	92%	95%	96%	92%
Commerce I, GA	185,750	58%	63%	58%	74%	72%
Terrell, TX	177,800	94%	94%	94%	100%	100%
Barstow, CA	171,300	100%	100%	100%	100%	100%
West Branch, MI	112,120	96%	96%	96%	100%	100%
Blowing Rock, NC	104,235	100%	100%	100%	100%	100%
Nags Head, NC	82,178	97%	97%	97%	97%	100%
Kittery I, ME	59,694	100%	100%	100%	100%	100%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Total	9,221,963	96% (1)	95% (1)	94% (1)	97% (1) (2)	97% (1) (2)

Unconsolidated joint ventures
Deer Park, NY (3)	684,851	80%	80%	78%	78%	n/a
Wisconsin Dells, WI	264,929	98%	98%	97%	100%	99%

(1)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.
(2)
Excludes the occupancy rate at our Myrtle Beach Hwy 17, South Carolina center which was owned by an unconsolidated joint venture during those periods.  On January 5, 2009, we acquired the remaining 50% interest in the joint venture and the property became wholly-owned.

(3)	Includes a 29,253 square foot warehouse adjacent to the shopping center.

Portfolio Occupancy at the End of Each Period (1)

 96%    95%    94%     97%    97%    96%     98%    97%
09/09    06/09    03/09    12/08    09/08    03/08    12/07    09/07

(1)
Excludes one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements. Also, excludes one 655,598 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

(2)
Excludes the occupancy rate at our Myrtle Beach Hwy 17, South Carolina center which was owned by an unconsolidated joint venture during those periods.  On January 5, 2009, we acquired the remaining 50% interest in the joint venture and the property became wholly-owned

(3)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and had not yet stabilized.

(4)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.

Major Tenants (1)

Ten Largest Tenants As of September 30, 2009
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	73	776,530	8.4%
Phillips-Van Heusen	90	431,598	4.7%
Dress Barn, Inc.	57	343,106	3.7%
Nike	27	313,660	3.4%
VF Outlet, Inc	32	304,957	3.3%
Adidas	34	290,124	3.1%
Liz Claiborne	34	269,390	2.9%
Carter’s	47	229,505	2.5%
Jones Retail Corporation	73	203,071	2.2%
Polo Ralph Lauren	23	197,669	2.2%
Total of All Listed Above	490	3,359,610	36.4%

(1)
Excludes one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.  Also, excludes one 655,598 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Lease Expirations as of September 30, 2009

Percentage of Total Gross Leasable Area (1)

2009     2010     2011     2012     2013     2014     2015     2016     2017       2018    2019+
2.00%    16.00%    19.00%    18.00%    17.00%    11.00%        3.00%      3.00%      3.00%    3.00%          5.00%

Percentage of Total Annualized Base Rent (1)

2009     2010     2011     2012     2013     2014     2015     2016     2017       2018    2019+
2.00%    14.00%    17.00%    17.00%    18.00%    11.00%        3.00%      3.00%      4.00%    5.00%          6.00%

(1)
Excludes one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements. Also, excludes one 655,598 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Leasing Activity (1)
	03/31/09	06/30/09	09/30/09	12/31/09	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	48	25	16		89	119
Gross leasable area	179,661	73,361	65,847		318,869	480,694
New initial base rent per square foot	$24.98	$29.12	$20.11		$24.93	$24.35
Prior expiring base rent per square foot	$18.95	$21.10	$18.13		$19.27	$18.32
Percent increase	31.8%	38.0%	10.9%		29.3%	32.9%

New straight line base rent per square foot	$26.33	$30.35	$20.90		$26.13	$25.83
Prior straight line base rent per square foot	$18.51	$21.40	$17.76		$19.02	$17.96
Percent increase	42.2%	41.8%	17.6%		37.4%	43.8%

Renewed Space:
Number of leases	162	50	18		230	232
Gross leasable area	806,051	226,250	81,078		1,113,379	1,039,846
New initial base rent per square foot	$18.05	$17.16	$15.89		$17.71	$19.62
Prior expiring base rent per square foot	$16.20	$17.26	$17.27		$16.49	$17.24
Percent increase	11.4%	-0.6%	-8.0%		7.4%	13.8%

New straight line base rent per square foot	$18.42	$17.39	$15.89		$18.02	$20.24
Prior straight line base rent per square foot	$16.08	$17.09	$17.22		$16.37	$17.20
Percent increase	14.5%	1.8%	-7.7%		10.1%	17.6%

Total Re-tenanted and Renewed Space:
Number of leases	210	75	34		319	351
Gross leasable area	985,712	299,611	146,925		1,432,248	1,520,540
New initial base rent per square foot	$19.31	$20.09	$17.78		$19.32	$21.11
Prior expiring base rent per square foot	$16.70	$18.20	$17.66		$17.11	$17.58
Percent increase	15.6%	10.4%	0.7%		12.9%	20.1%

New straight line base rent per square foot	$19.86	$20.56	$18.14		$19.83	$22.00
Prior straight line base rent per square foot	$16.52	$18.15	$17.46		$16.96	$17.44
Percent increase	20.2%	13.3%	3.9%		16.9%	26.2%

(1)
Excludes one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements. Also, excludes one 655,598 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Consolidated Balance Sheets (dollars in thousands)

	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Assets
Rental property
Land	$135,605	$135,708	$135,710	$135,689	$135,688
Buildings	1,349,310	1,343,854	1,348,211	1,260,243	1,233,906
Construction in progress	---	---	4,805	3,823	16,377
Total rental property	1,484,915	1,479,562	1,488,726	1,399,755	1,385,971
Accumulated depreciation	(396,508)	(379,412)	(374,541)	(359,301)	(345,577)
Total rental property – net	1,088,407	1,100,150	1,114,185	1,040,454	1,040,394
Cash & cash equivalents	4,401	5,150	3,101	4,977	3,753
Investments in unconsolidated jointventures	9,569	9,808	9,773	9,496	12,184
Deferred charges – net	41,572	43,746	48,294	37,750	39,644
Other assets	32,646	31,771	34,010	29,248	28,811
Total assets	$1,176,595	$1,190,625	$1,209,363	$1,121,925	$1,124,786
Liabilities & equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$256,293	$256,235	$391,133	$390,363	$389,605
Unsecured term loan	235,000	235,000	235,000	235,000	235,000
Mortgages payable, net of discount	35,246	34,938	34,634	---	---
Unsecured lines of credit	54,000	188,250	188,400	161,500	149,500
Total debt	580,539	714,423	849,167	786,863	774,105
Construction trade payables	7,957	6,327	9,070	11,968	22,840
Accounts payable & accruals	34,235	25,103	27,777	26,277	30,789
Other liabilities	28,864	32,152	33,868	30,914	15,784
Total liabilities	651,595	778,005	919,882	856,022	843,518
Equity
Tanger Factory Outlet Centers, Inc. equity
Preferred shares	75,000	75,000	75,000	75,000	75,000
Common shares	403	368	319	317	317
Paid in capital	595,240	482,532	372,762	371,190	369,999
Distributions in excess of net income	(197,725)	(186,202)	(184,349)	(201,679)	(197,140)
Accum. other comprehensive loss	(6,824)	(6,879)	(8,533)	(9,617)	(73)
Total Tanger Factory Outlet Centers, Inc. equity	466,094	364,819	255,199	235,211	248,103
Noncontrolling interest	58,906	47,801	34,282	30,692	33,165
Total equity	525,000	412,620	289,481	265,903	281,268
Total liabilities and equity	$1,176,595	$1,190,625	$1,209,363	$1,121,925	$1,124,786

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	09/09	06/09	03/09	12/08	09/08	09/09	09/08
Revenues
Base rentals	$44,160	$43,425	$42,927	$42,694	$40,519	$130,512	$116,374
Percentage rentals	1,442	940	1,308	2,949	1,811	3,690	4,109
Expense reimbursements	19,069	18,374	19,219	20,557	18,277	56,662	51,447
Other income	5,646	1,928	1,704	2,137	2,166	9,278	5,124
Total revenues	70,317	64,667	65,158	68,337	62,773	200,142	177,054
Expenses
Property operating	21,353	20,794	21,748	21,139	20,091	63,895	56,835
General & administrative	5,467	5,820	5,935	5,099	6,217	17,222	17,165
Executive severance	10,296	---	---	---	---	10,296	---
Depreciation & amortization	20,213	19,652	20,397	16,736	15,320	60,262	45,593
Impairment charge	---	5,200	---	---	---	5,200	---
Abandoned due diligence costs	---	---	---	3,336	587	---	587
Total expenses	57,329	51,466	48,080	46,310	42,215	156,875	120,180
Operating income	12,988	13,201	17,078	22,027	20,558	43,267	56,874
Interest expense	(8,692)	(9,564)	(11,210)	(10,972)	(9,811)	(29,466)	(30,153)
Gain on early extinguishment of debt	---	10,467	---	---	---	10,467	---
Gain on fair value measurement of
previously held interest in acquired
joint venture	---	---	31,497	---	---	31,497	---
Loss on settlement of US treasury rate locks	---	---	---	---	---	---	(8,910)
Income before equity in earnings (losses) of unconsolidated joint ventures	4,296	14,104	37,365	11,055	10,747	55,765	17,811
Equity in earnings (losses) of unconsolidated joint ventures	68	(517)	(897)	(696)	596	(1,346)	1,548
Net income	4,364	13,587	36,468	10,359	11,343	54,419	19,359
Non-controlling interest	(407)	(1,833)	(5,698)	(1,459)	(1,621)	(7,938)	(2,473)
Net income attributable to
the Company	3,957	11,754	30,770	8,900	9,722	46,481	16,886
Less applicable preferred share dividends	(1,406)	(1,407)	(1,406)	(1,406)	(1,406)	(4,219)	(4,219)
Allocation to participating securities	(207)	(179)	(437)	(195)	(195)	(639)	(529)
Net income available to common shareholders	$2,344	$10,168	$28,927	$7,299	$8,121	$41,623	$12,138
Basic earnings per common share:
Income from continuing operations	$.06	$.30	$.93	$.23	$.26	$1.20	$.39
Net income	$.06	$.30	$.93	$.23	$.26	$1.20	$.39
Diluted earnings per common share:
Income from continuing operations	$.06	$.30	$.92	$.23	$.26	$1.20	$.38
Net income	$.06	$.30	$.92	$.23	$.26	$1.20	$.38
Weighted average common shares:
Basic	38,063	34,249	31,269	31,160	31,129	34,552	31,059
Diluted	38,145	34,327	31,350	31,258	31,739	34,638	31,695

FFO and FAD Analysis (dollars and shares in thousands)
	Three Months Ended					YTD
	09/09	06/09	03/09	12/08	09/08	09/09	09/08
Funds from operations:
Net income	$4,364	$13,587	$36,468	$10,359	$11,343	$54,419	$19,359
Adjusted for -
Depreciation and amortization uniquely significant to real estate – wholly-owned	20,088	19,530	20,278	16,630	15,219	59,896	45,335
Depreciation and amortization uniquely significant to real estate – joint ventures	1,239	1,223	1,166	1,227	635	3,628	1,938
(Gain) on fair value measurement of previously held interest in acquired joint venture	--	--	(31,497)	--	--	(31,497)	--
Funds from operations	25,691	34,340	26,415	28,216	27,197	86,446	66,632
Preferred share dividends	(1,406)	(1,407)	(1,406)	(1,406)	(1,406)	(4,219)	(4,219)
Allocation to participating securities	(302)	(452)	(306)	(361)	(349)	(1,053)	(793)
Funds from operations available to common shareholders	$23,983	$32,481	$24,703	$26,449	$25,442	$81,174	$61,620
Funds from operations per share	$.54	$.80	$.66	$.71	$.67	$1.99	$1.63
Funds available for distribution to common shareholders:
Funds from operations	$23,983	$32,481	$24,703	$26,449	$25,442	$81,174	$61,620
Adjusted for -
Corporate depreciation excluded above	125	122	119	106	101	366	258
Amortization of finance costs	348	357	465	474	444	1,170	1,157
Amortization of net debt discount premium	(21)	(76)	1,070	758	747	972	1,161
Gain on early extinguishment of debt	--	(10,467)	--	--	--	(10,467)	--
Impairment charge	--	5,200	--	--	--	5,200	--
Loss on termination of US treasury lock derivatives	--	--	--	--	--	--	8,910
Amortization of share compensation	8,080	1,592	1,297	1,368	1,404	10,969	4,024
Straight line rent adjustment	(421)	(757)	(777)	(499)	(822)	(1,955)	(2,696)
Market rent adjustment	(223)	(121)	78	(128)	(135)	(266)	(228)
2nd generation tenant allowances	(807)	(2,834)	(2,371)	(3,042)	(3,088)	(6,012)	(9,966)
Capital improvements	(2,008)	(3,107)	(2,761)	(6,736)	(12,062)	(7,876)	(24,111)
Funds available for distribution	$29,056	$22,390	$21,823	$18,750	$12,031	$73,275	$40,129
Funds available for distribution per share	$.66	$.55	$.58	$.50	$.32	$1.80	$1.06
Dividends paid per share	$.3825	$.3825	$.38	$.38	$.38	$1.145	$1.12
FFO payout ratio	71%	48%	58%	54%	57%	58%	69%
FAD payout ratio	58%	70%	66%	76%	119%	64%	106%
Diluted weighted average common shs.	44,212	40,394	37,417	37,324	37,806	40,705	37,762

Unconsolidated Joint Venture Information – All
Summary Balance Sheets (dollars in thousands)
	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	Tanger’s Share as of 9/30/09
Assets
Investment properties at cost – net	$294,220	$291,166	$288,951	$323,546	$72,118	$103,531
Construction in progress	---	---	---	---	226,031	---
Cash and cash equivalents	8,151	5,880	13,195	5,359	4,104	3,363
Deferred charges – net	5,438	5,685	6,307	7,025	6,041	1,878
Other assets	5,302	4,549	4,399	6,324	7,853	1,854
Total assets	$313,111	$307,280	$312,852	$342,254	$316,147	$110,626

Liabilities & Owners’ Equity
Mortgage payable	$292,468	$288,169	$288,169	$303,419	$259,789	$101,698
Construction trade payables	2,523	1,651	3,356	13,641	26,750	848
Accounts payable & other liabilities	2,841	1,825	6,998	9,479	6,845	1,062
Total liabilities	297,832	291,645	298,523	326,539	293,384	103,608
Owners’ equity	15,279	15,635	14,329	15,715	22,763	7,018
Total liabilities & owners’ equity	$313,111	$307,280	$312,852	$342,254	$316,147	$110,626

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	09/09	06/09	03/09	12/08	09/08	09/09	09/08
Revenues	$ 9,152	$ 8,431	$ 8,524	$ 10,573	$5,582	$26,107	$15,370
Expenses
Property operating	4,103	3,611	4,247	6,679	2,128	11,961	5,650
General & administrative	111	117	189	403	90	417	188
Depreciation & amortization	3,427	3,358	3,174	3,022	1,302	9,959	3,991
Total expenses	7,641	7,086	7,610	10,104	3,520	22,337	9,829
Operating income	1,511	1,345	914	469	2,062	3,770	5,541
Interest expense	1,553	3,079	3,731	3,414	932	8,363	2,592
Net income (loss)	$ (42)	$(1,734)	$(2,817)	$(2,945)	$1,130	$(4,593)	$ 2,949
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$ 1,845	$ 1,751	$ 1,534	$ 1,808	$1,692	$ 5,130	$ 4,775
Net income	$ 68	$ (517)	$ (897)	$ (696)	$ 596	$(1,346)	$ 1,548
Depreciation (real estate related)	$ 1,239	$ 1,223	$ 1,166	$ 1,227	$ 635	$ 3,628	$ 1,938

 Unconsolidated Joint Venture Information – Wisconsin Dells
Summary Balance Sheets (dollars in thousands)
	09/30/09	06/30/09	03/31/09	12/31/08	09/30/08	Tanger’s Share as of 09/30/09
Assets
Investment properties at cost - net	$32,598	$33,165	$33,718	$34,068	$34,426	$16,299
Cash and cash equivalents	3,846	3,312	2,436	2,352	1,210	1,923
Deferred charges – net	390	444	493	528	575	195
Other assets	522	527	589	533	582	261
Total assets	$37,356	$37,448	$37,236	$37,481	$36,793	$18,678

Liabilities & Owners’ Equity
Mortgage payable	$25,250	$25,250	$25,250	$25,250	$25,250	$12,625
Construction trade payables	39	199	199	199	--	20
Accounts payable & other liabilities	696	787	654	816	725	347
Total liabilities	25,985	26,236	26,103	26,265	25,975	12,992
Owners’ equity	11,371	11,212	11,133	11,216	10,818	5,686
Total liabilities & owners’ equity	$37,356	$37,448	$37,236	$37,481	$36,793	$18,678

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	09/09	06/09	03/09	12/08	09/08	09/09	09/08
Revenues	$1,780	$1,785	$1,771	$2,644	$1,903	$5,336	$5,546
Expenses
Property operating	590	661	685	694	582	1,936	1,909
General & administrative	4	13	3	6	2	20	11
Depreciation & amortization	615	613	613	615	610	1,841	1,823
Total expenses	1,209	1,287	1,301	1,315	1,194	3,797	3,743
Operating income	571	498	470	1,329	709	1,539	1,803
Interest expense	112	118	134	272	266	364	876
Net income	$ 459	$ 380	$ 336	$1,057	$ 443	$ 1,175	$ 927
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$ 593	$ 556	$ 541	$ 971	$ 659	$1,690	$1,813
Net income	$ 238	$ 201	$ 177	$ 538	$ 232	$ 616	$ 495
Depreciation (real estate related)	$ 299	$ 296	$ 297	$ 296	$ 295	$ 892	$ 881

Unconsolidated Joint Venture Information – Deer Park
Summary Balance Sheets (dollars in thousands)
	09/30/09	06/30/09	03/31/09	12/31/08	09/30/08	Tanger’s Share as of 09/30/09
Assets
Investment properties at cost - net	$ 261,474	$ 257,868	$255,174	$ 255,885	$ 3,443	$ 87,158
Construction in progress	---	---	---	---	226,031	---
Cash and cash equivalents	4,273	2,526	10,645	2,093	1,141	1,424
Deferred charges – net	5,048	5,241	5,814	5,895	4,822	1,683
Other assets	4,780	4,022	3,810	3,632	5,039	1,593
Total assets	$275,575	$269,657	$275,443	$267,505	$240,476	$ 91,858

Liabilities & Owners’ Equity
Mortgage payable	$267,218	$262,919	$262,919	$242,369	$198,739	$ 89,073
Construction trade payables	2,484	1,452	3,157	13,182	25,859	828
Accounts payable & other liabilities	2,136	1,034	6,344	6,414	4,343	711
Total liabilities	271,838	265,405	272,420	261,965	228,941	90,612
Owners’ equity	3,737	4,252	3,023	5,540	11,535	1,246
Total liabilities & owners’ equity	$275,575	$269,657	$275,443	$267,505	$240,476	$ 91,858

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	09/09	06/09	03/09	12/08	09/08	09/09	09/08
Revenues	$7,372	$6,646	$6,753	$4,855	$ 450	$20,771	$ 513
Expenses
Property operating	3,513	2,950	3,562	4,852	424	10,025	428
General & administrative	107	104	186	376	84	397	139
Depreciation & amortization	2,807	2,727	2,539	1,652	20	8,073	24
Total expenses	6,427	5,781	6,287	6,880	528	18,495	591
Operating income	945	865	466	(2,025)	(78)	2,276	(78)
Interest expense	1,441	2,961	3,597	2,588	30	7,999	36
Net income (loss)	$(496)	$(2,096)	$(3,131)	$(4,613)	$(108)	$(5,723)	$(114)
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$ 1,252	$ 1,196	$ 1,002	$ (123)	$ (18)	$ 3,450	$ (18)
Net income (loss)	$ (169)	$ (718)	$(1,065)	$(1,540)	$ (36)	$(1,952)	$ (38)
Depreciation (real estate related)	$ 941	$ 927	$ 869	$ 554	$ 7	$ 2,736	$ 8

Debt Outstanding Summary (dollars in thousands)

As of September 30, 2009
	Principal Balance	Interest Rate	Maturity Date
Secured debt:
Myrtle Beach Hwy 17 mortgage (1)	$ 35,800	Libor + 1.40%	4/7/10
Unsecured debt:
Unsecured term loan credit facility (2)	235,000	Libor + 1.60%	6/10/11
Unsecured credit facilities (3)	54,000	Libor + 0.60 – 0.75%	06/30/11
2015 Senior unsecured notes	250,000	6.15%	11/15/15
2026 Senior unsecured exchangeable notes (4)	7,210	3.75%	8/15/26
Net debt discounts	(1,471)
Total consolidated debt	$580,539
Tanger’s share of unconsolidated JV debt:
Wisconsin Dells	12,625	Libor + 1.30%	02/24/10
Deer Park (5)	89,073	Libor + 1.375 – 3.50%	5/17/11
Total Tanger’s share of unconsolidated JV debt	$101,698
(1)

In January 2009, we acquired the remaining 50% interest in the Myrtle Beach Hwy 17 joint venture, assuming an existing $35.8 million mortgage on the property and an existing interest rate swap agreement for a notional amount of $35.0 million.  The purpose of the swap was to fix the interest rate on a portion of the $35.8 million outstanding mortgage completed in April 2005.  The swap fixed the one month LIBOR rate at 4.59%.  This swap, combined with the current spread of 140 basis points on the mortgage, fixes the interest on $35.0 million of variable rate debt at 5.99% until March 15, 2010.  The debt assumed was recorded at fair value, resulting in the recognition of a debt discount of $1.5 million at acquisition based on a market interest rate of 5.3%.  The fair value of the swap at acquisition was recorded in other liabilities totaling $1.7 million.  Both the debt discount and the fair value of the swap are being amortized to interest expense over the remaining term of the loan and are expected to have offsetting effects on interest expense.

(2)
In July and September 2008, we entered into LIBOR based interest rate swap agreements on notional amounts of $118.0 million and $117.0 million, respectively.  The purpose of the swaps was to fix the interest rate on a portion of the $235.0 million outstanding under the term loan facility completed in June 2008.  The swaps fixed the one month LIBOR rate at 3.605 and 3.70%, respectively.  When combined with the current spread of 160 basis points on the term loan facility, which can vary based on our credit rating, these swap agreements fix our interest rate on $235.0 million of variable rate debt at 5.25% until April 1, 2011.

(3)	The company has five lines of credit with a borrowing capacity totaling $325.0 million, of which $285.0 million expires on June 30, 2011 and $40.0 million expires on August 30, 2011.
(4)
On January 1, 2009, we adopted the provisions of FSP APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”, which require us to bifurcate the notes into debt and equity components based on the fair value of the notes independent of the conversion feature as of the date of issuance in August 2006.  As a result of this adoption we recorded an initial debt discount of $15.0 million based on a market interest rate of 6.11%.  FSP APB 14-1 was applied using retrospective treatment which means that prior periods have been restated.  On May 8, 2009, we closed on an offer to exchange common shares for any and all the outstanding exchangeable notes, resulting in the retirement of $142.3 million principal amount of the notes for approximately 4.9 million common shares of the company.  At September 30, 2009, the unamortized discount on the remaining $7.2 million in exchangeable notes totaled $298,000.

(5)
In May 2007, the joint venture entered into a four-year, interest-only construction loan facility with a one-year maturity extension option.  The facility includes a senior loan, with an interest rate of LIBOR plus 137.5 basis points, and a mezzanine loan, with an interest rate of LIBOR plus 350 basis points.   As of September 30, 2009, the outstanding principle balances of the senior and mezzanine loans were $249.9 million and $15.0 million, respectively, and $19.1 million was available for funding of additional construction draw requests under the senior loan facility.  In February 2009, the joint venture entered into an interest rate cap agreement on a nominal amount of $240.0 million which became effective June 1, 2009.  The derivative contract puts a cap of 4% on LIBOR and expires on April 1, 2011.  In June 2008, the joint venture entered into an interest-only mortgage loan agreement with an interest rate of LIBOR plus 185 basis points and a maturity of May 17, 2011.  As of September 30, 2009, the outstanding principle balance under this mortgage was $2.3 million.

Future Scheduled Principal Payments (dollars in thousands)

As of September 30, 2009
Year	Tanger Consolidated Payments	Tanger’s Share of Unconsolidated JV Payments	Total Scheduled Payments
2009	$ --	$ --	$ --
2010	35,800	12,625	48,425
2011	289,000	89,073	378,073
2012	--	--	--
2013	--	--	--
2014	--	--	--
2015	250,000	--	250,000
2016	--	--	--
2017	--	--	--
2018 & thereafter	(1) 7,210	--	7,210
	$582,010	$101,698	$683,708
Net Discount on Debt	(1,471)	--	(1,471)
	$580,539	$101,698	$682,237

Senior Unsecured Notes Financial Covenants (2)

As of September 30, 2009
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	60%	36%	Yes
Total Secured Debt to Adjusted Total Assets	40%	2%	Yes
Total Unencumbered Assets to Unsecured Debt	135%	277%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	2.00	3.88	Yes
(1)

Represents our exchangeable, senior unsecured notes issued in August 2006.  On and after August 18, 2011, holders may exchange their notes for cash in an amount equal to the lesser of the exchange value and the aggregate principal amount of the notes to be exchanged, and, at our option, Company common shares, cash or a combination thereof for any excess.  Note holders may exchange their notes prior to August 18, 2011 only upon the occurrence of specified events.  In addition, on August 18, 2011, August 15, 2016 or August 15, 2021, note holders may require us to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon.

(2)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors.  Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:  (336) 292-6825
Fax:      (336) 297-0931
e-mail:   tangermail@tangeroutlet.com
Mail:     Tanger Factory Outlet Centers, Inc.
              3200 Northline Avenue
              Suite 360
              Greensboro, NC  27408